UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 29, 2004

    Meredith Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Delaware
(State or Other Jurisdiction of Incorporation)

0-024594	95-4246740
(Commission File Number)	(IRS Employer Identification No.)

3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California (Address of Principal Executive Offices)	94025 (Zip Code)

    (650) 233-7140
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     Meredith Enterprises, Inc. held its annual meeting on October 29, 2004. At the meeting, the stockholders:

(1)	elected three members to the board of directors: Allen K. Meredith, Gary B. Coursey and James P. Moore;

(2)	approved an amendment to the certificate of incorporation to reduce the number of authorized common shares from 15,000,000 to 4,000,000;

(3)	approved an amendment to the certificate of incorporation to authorize the issuance of up to 1,000,000 shares of preferred stock; and

(4)	approved an amendment to the certificate of incorporation to allow Allen K. Meredith to own up to 39% of the company’s outstanding shares, to reduce the ownership limit of the company’s other stockholders from 5.0% to 2.5% and to clarify the ownership limits. (As described in detail in the proxy materials for the annual meeting, the ownership limitations in the certificate of incorporation are designed to meet one of the requirements for preserving the company’s status as a real estate investment trust, or REIT, for tax purposes, which is that five or fewer persons cannot own more than 50% of its outstanding common stock.)

        Meredith Enterprises solicited proxies for the meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations.

        The voting results are more particularly described as follows:

        All three of management’s nominees for directors as listed in the proxy statement were elected with the following votes (there were no abstentions or broker non-votes):

	Votes	Votes
	For	Withheld
Allen K. Meredith	730,514	28,318
Gary B. Coursey	731,406	27,426
James P. Moore	730,573	28,259

        The certificate of incorporation of Meredith Enterprises divides the board of directors into three classes. The terms of office of Patricia F. Meidell and Neal E. Nakagiri expire at the annual meeting in 2005, and the terms of office of E. Andrew Isakson and John H. Redmond expire at the annual meeting in 2006. Those directors continue in office.

        The amendments to the certificate of incorporation of Meredith Enterprises passed with the following votes:

Proposal 2 – Amendment to reduce the number of authorized shares of common stock:

			Broker
Votes For	Votes Against	Abstentions	non-votes
697,332	35,528	25,972	0

Proposal 3 – Amendment to authorize the issuance of preferred stock:

			Broker
Votes For	Votes Against	Abstentions	non-votes
534,587	65,324	28,449	130,472

Proposal 4 – Amendment to change the stock ownership limits:

			Broker
Votes For	Votes Against	Abstentions	non-votes
521,092	74,636	32,632	130,472

Proposal 4 – Amendment to change the stock ownership limits (excluding the shares over which Mr. Meredith owned on the record date or over which he had voting power):

			Broker
Votes For	Votes Against	Abstentions	non-votes
384,869	74,636	32,632	130,472

Meredith Enterprises expects to file an amendment to its certificate of incorporation with the Delaware Secretary of State in the near future.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

MEREDITH ENTERPRISES, INC.

Dated: November 1, 2004	By: /s/ Charles P. Wingard Charles P. Wingard Chief Financial Officer

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